SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 13, 2007


                Trust Certificates (TRUCs), Series 2001-3 Trust
                -----------------------------------------------
            (Exact name of registrant as specified in its charter)


           New York                    333-58504-03             13-7295550
--------------------------------------------------------------------------------
(State or other jurisdiction of        (Commission          (I.R.S. employee
        incorporation)                 file number)        identification no.)

c/o U.S. Bank Trust National Association
100 Wall Street, Suite 1600
New York, New York                                              10005
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip code)

Registrant's telephone number, including area code: (212)-272-9422
                                                    --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

================================================================================

Item 8.01

Other Events

On February 13, 2007, the company issued a press release (attached hereto) regarding the liquidation of the trust under the terms of the Trust Agreement.


Item 9.01 Financial Statements, Pro-Forma Financial Information and Exhibits.

      (a) Not Applicable.

      (b) Not Applicable.

      (c) Exhibits.

            99.1  Press Release

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                Trust Certificates (TRUCs), Series 2001-3 Trust
                                By:      Bear Stearns Depositor Inc.,
                                         as depositor


                                By:  /s/ Paul Friedman
                                     -------------------

                                Name:    Paul Friedman
                                Title:   Authorized Officer


Dated: February 14, 2007

                                  EXHIBIT INDEX

                                  Exhibit Page
-------                                                                   ----

99.1        Press Release                                                   5

                                  Exhibit 99.1

Press Release: TRUCs Series 2001-3 Trust Transaction to be Terminated


NEW YORK, February 13, 2007---TRUCS Series 2001-3 Trust, as an issuer of 42,816,850 7.125% Trust Certificates (TRUCs) Series 2001-3, CUSIP # 89826T200 and New York Stock Exchange Symbol TZG announced that because the guarantor of the underlying securities held by the trust, Bellsouth Corporation, has elected to cease reporting periodic reports under certain sections of the Securities and Exchange Act of 1934, the securities held by the reference trust are to be liquidated. On February 12, 2007, U.S. Bank Trust National Association, as trustee, requested bids for the sale of the securities held by the trust. The sale of the securities is scheduled to settle on February 15, 2007. On February 15, 2007, U.S. Bank Trust National Association, as trustee, is scheduled to receive $45,855,193.03 as proceeds from the sale of the securities held by the trust, and holders of the Class A-1 Certificates are expected to receive $25.36614583 per $25 certificate. The remaining proceeds will be distributed to holders of the Class A-2 Certificates. Following the distribution, the trust will terminate and the Class A-1 Certificates, Class A-2 Certificates and Call Warrants will be canceled.

SOURCE: Corporate-Backed Trust Securities / CONTACT: Marlene Fahey of U.S. Bank Trust National Association, +1-212-361-2510.